UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition

On January 28, 2026, Calidi Biotherapeutics, Inc. (the “Company”) issued a press release providing corporate updates for the fiscal year ended December 31, 2025, and updates on key operational initiatives for fiscal year 2026, which also includes certain preliminary, unaudited financial information.

A copy of the press release is incorporated herein by reference and is furnished as Exhibit 99.1. The preliminary, unaudited financial information included in the press release is based on information available to management as of the date of the press release and is subject to completion of the Company’s financial closing procedures and adjustments, including completion of the audit of the Company’s financial statements for the fiscal year ended December 31, 2025. Accordingly, such information may differ from the final results to be reflected in the Company’s audited financial statements and other filings with the Securities and Exchange Commission.

The information under this Item 2.02 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On January 28, 2026, the Company issued a press release providing corporate updates for the fiscal year ended December 31, 2025, and updates on key operational initiatives for fiscal year 2026, which also includes certain preliminary, unaudited financial information. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K (including Exhibit 99.1) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding (i) preliminary or unaudited financial information and the Company’s expectations regarding the completion of its financial closing procedures and audit for the fiscal year ended December 31, 2025, including the anticipated finalization of results, (ii) the Company’s plans, strategies, priorities and key operational initiatives for fiscal year 2026, including the Company’s plan to submit an Investigational New Drug (“IND”) application by the end of 2026. Forward-looking statements are generally identified by words such as “may,” “will,” “should,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “potential,” “target,” “project,” “forecast,” and similar expressions, or the negative of these terms.

Forward-looking statements are based on management’s current expectations and assumptions as of the date hereof and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. With respect to the preliminary, unaudited financial information, actual results may differ, and such differences may be material, as a result of the completion of the Company’s financial closing procedures and audit, including the identification of additional information that becomes available, completion of management’s review, final adjustments, and other developments that may arise between the date of the press release and the date that the Company’s financial statements are finalized. With respect to the Company’s fiscal year 2026 initiatives, including the timing and ability to submit an IND application by the end of 2026, actual results may differ materially due to, among other things, the timing, cost and results of research and development activities and preclinical studies; interactions with, and the timing of feedback from, regulatory authorities; changes in applicable laws or regulations; manufacturing and supply chain matters; the availability of capital and other resources; and changes in business, market, economic or competitive conditions. Additional factors that could cause actual results to differ materially are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated January 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.
Dated: January 28, 2026
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer